UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 9, 2018

JBG SMITH PROPERTIES

(Exact name of Registrant as specified in its charter)

Maryland	No. 001-37994	81-4307010
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

4445 Willard Avenue, Suite 400 Chevy Chase, MD	20815
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 333-3600

Former name or former address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 8.01                                           Other Events.

JBG SMITH Properties (the “Company”) is filing this Current Report on Form 8-K to file a Market Report (the “JLL Market Report”) prepared for the Company by Jones Lang LaSalle Americas, Inc., (“JLL”),  and certain related information.

The JLL Market Report includes estimates, forecasts and projections and such information is included in reliance on JLL’s authority as an expert on such matters. The estimates, forecasts and projections prepared by JLL are based on data (including third-party data), significant assumptions, proprietary methodologies, and the experience and judgment of JLL. No assurance can be given regarding the accuracy or appropriateness of the assumptions and judgments made, or the methodologies used, by JLL. There is no assurance that any of the forecasted or projected outcomes will be achieved, and the Company’s shareholders should not place undue reliance on them. The application of alternative assumptions, judgments or methodologies could result in materially less favorable estimates, forecasts and projections than those contained in this exhibit. Other real estate experts have different views regarding these forecasts and projections that may be more positive or negative, including in terms of the timing, magnitude and direction of future changes.

You should consider the information included in the JLL Market Report together with the information under the caption “Risk Factors,” including under “Risk Factors — Risks Related to the Real Estate Industry” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and other periodic reports the Company files with the Securities and Exchange Commission.

On August 9, 2018, JLL delivered a consent with respect to the incorporation by reference of the JLL Market Report into registration statements filed under the Securities Act of 1933, as amended. A copy of such consent is attached hereto as Exhibit 23.1.

Item 9.01                                           Financial Statements and Exhibits.

Included in this filing as Exhibit 99.1 is a Market Report prepared for the Company by Jones Lang LaSalle Americas, Inc.

(d)                                 Exhibits

23.1	Consent of Jones Lang LaSalle Americas, Inc.

99.1	Market Report prepared for the Company by Jones Lang LaSalle Americas, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBG SMITH PROPERTIES

By:	/s/ Steven A. Museles
Name:	Steven A. Museles
Title:	Chief Legal Officer and Corporate Secretary

August 9, 2018